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                                                                 EXHIBIT 10.6(b)


                         EMPLOYMENT AGREEMENT AMENDMENT

         This Amendment ("Amendment") is made and entered into as of this 17th day of February, 1998, to amend that certain Employment Agreement made and entered into as of the 21st day of December, 1993 ("Employment Agreement"), by and between Mutual Savings Bank, a Wisconsin chartered savings bank (hereinafter referred to as "Employer"), and Michael T. Crowley, Sr. (hereinafter referred to as "Executive").

         WHEREAS, Employer and Executive entered into the Employment Agreement on December 21, 1993; and

         WHEREAS, the Employment Agreement was entered at a time when it was contemplated that Employee would reorganize into mutual holding company form such that Employer would become a stock form of organization ("Reorganization"); and

         WHEREAS, the Reorganization has not occurred; and

         WHEREAS, the Employer and the Executive desire to amend the Agreement to clarify a certain provision in view of Employer's continuing mutual form.

         NOW THEREFORE, for good and valuable consideration which is hereby acknowledged by Executive and Employer, including without limitation, the promises and covenants described herein, the parties hereto agree as follows:

         1. Section 2.6(b) of the Employment Agreement is hereby amended to read as follows:

                  For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the beneficial owner, directly or indirectly, of securities of, or obtains, directly or indirectly, control of the voting rights in, the Bank or the Company in a transaction or transactions subject to the notice provisions of the Change in Bank Control Act of 1978, as amended from time to time, or approval under the Bank Holding Company Act of 1956, as amended from time to time; (ii) someone other than the Company becomes owner of more than 25% of the voting securities, or obtains control of more than 25% of the outstanding voting power, of the Bank; (iii) during any period of two (2) consecutive years, the individuals, who at the beginning of any such period constituted the directors of the Bank or the Company, cease for any reason to constitute at least a majority thereof; or (iv) the




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                  occurrence of any of the following events:

                                    (A) There is a Successor (as hereinafter
                           defined) of or to Employer or the Company; or

                                    (B) The filing by the Employer or the
                           Company of a report or proxy statement with the Federal Deposit Insurance Corporation ("FDIC") or the Securities and Exchange Commission disclosing in response to Item 1 of Form 8-K or Item 5 of Part II of Form 10-Q, each promulgated pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), or Item 6(e) of Schedule 14A promulgated thereunder, or successor Items, that a Change in Control of the Employer or the Company has or may have occurred pursuant to any contract or transaction.

         2. Except as expressly amended herein, the Employment Agreement remains unchanged and continues in full force and effect.

         In witness whereof, the parties have executed this Amendment to the Employment Agreement as of the day and year first above written.

                               MUTUAL SAVINGS BANK



                               By: /s/ Michael T. Crowley, Jr.
                                  ---------------------------------------------
                                   Michael T. Crowley, Jr.,
                                   President and Chief Executive Officer

                               Attest: /s/ Eugene H. Maurer, Sr.
                                      -----------------------------------------
                                      Eugene H. Maurer, Sr.
                                      Senior Vice President - Finance/Treasurer



                               MICHAEL T. CROWLEY, SR.

                                 /s/ Michael T. Crowley, Sr.
                               ------------------------------------------------





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